Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
BofA Securities, Inc.
(together, the “Specified Parties”)

Re: Navient Private Education Loan Trust 2019‑D – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “CO190510094630_ UPDATED.TXT,” provided by the Company on May 13, 2019, containing certain information related to 67,020 student loans (the “Student Loans”) as of May 5, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Loan Trust 2019‑D. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts related to Current Principal Balance and numbers of months related to Remaining Term were within $1.00 and one (1) month, respectively.

•	The term “Cutoff Date” means May 5, 2019.

•	The terms “CLASS System,” “ENCORE System,” and “FDR System” mean the Company’s servicing systems.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Loan File” means any file containing the following documents, as applicable, for each Selected Student Loan (defined below):

−	Promissory Note, Truth in Lending Disclosure, Loan Application, Loan Credit Agreement, Application Summary, and NRI Origination Disclosure in the Encore System;

−
#BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #CDS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, and Enterprise Data Warehouse (“EDW”) query in the FDR System; and,

−	Loan Disbursement Data Screen (#113 Screen), Loan Disbursement Data Screen (#115 Screen), and School Profile Screen (#728 Screen) in the CLASS System.

The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the ENCORE System, FDR System, and/or CLASS System.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 361 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures related to School Type 1, School Type 2, and Recent FICO, as detailed below. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions
Social Security Number
Promissory Note, Loan Application, Loan Credit Agreement, Loan Amount on the Promissory Note, Refinance Total on Application Summary, Total Loan Amount on Truth in Lending Disclosure and Total Loan Amount on NRI Origination Disclosure , Insurance Premium amount in “INS PREM” field on Loan Disbursement Data Screen (#113 Screen), and instructions provided by the Company described below

Signature(s) on the Promissory Note, Loan Application or Loan Credit Agreement
Promissory Note, Loan Application, Loan Credit Agreement , and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note, Loan Application, or Loan Credit Agreement, or to confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen, Loan Disbursement Data Screen (#115 Screen “1st DISB” field)
Original Principal Balance	“TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen, Loan Disbursement Data Screen (#115 Screen “DISB PRIN” field)

Attributes	Loan File/Company’s Instructions
Current Principal Balance/Recomputed Current Principal Balance
“ACCOUNT BALANCE” field on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “LATE FEE” field, “RETRO PROCESSING” field , or Interest Rate on #CSS Screen, “CYCLE DATE” on #EDH Screen, first “PAYMENT” of the cycle on #CSS Screen or #CDS Screen, and instructions provided by the Company described below

Loan Type	“#14” field on #NM CC Screen
Loan Status
“CURR LOAN STATUS” field on #EDH Screen and “MISC FIELD 2” field on the #BS3 Screen, notation of status change on #CIS Screen,  “ORIG STMT STATUS” field on #ED2 Screen, and instructions provided by the Company described below

Current Status End Date
“CYCLE DATE,” “CURR:GRAD/SEP DT,” or “MATURITY DT” fields on #EDH Screen, “ORIG: GRAD/ SEP DT” field on #ED2 Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, date in the “MIN PAY DUE”  field on #EDH Screen, EDW query, and instructions provided by the Company described below

Remaining Term (Recomputed Remaining Term)
“CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and “CURR LOAN STATUS” fields on #EDH Screen, “METHOD OVERRIDE END DATE” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen, and instructions provided by the Company described below

Repayment Schedule Type
“CYCLE DATE” or “CURR LOAN STATUS” field on #EDH Screen, “MISC FIELD 2” field on #BS3 Screen, “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, and instructions provided by the Company described below

Interest Rate
“INT RT” field on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen,  and #HDI Screen for Interest Rate with borrower benefit related information

School Type 1	“MISC FIELD 5” field on #BS3 Screen and instructions provided by the Company described below

Attributes	Loan File/Company’s Instructions
School Type 2 (Title IV)
“SCHL CODE” field and “SCHL TYPE” field on School Profile Screen (#728 Screen), Loan Disbursement Data Screen (#115 Screen field “SCHL CODE”), “SCHOOL BRANCH” field on School Profile Screen (#728 Screen), and instructions provided by the Company described below

State of Residence	#BS1 Screen, documentation of change that affects the state of residence on #CIS Screen
Recent FICO	“DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen, and instructions provided by the Company described below
Original FICO	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

1.
For purposes of comparing the Social Security Number and Signature(s) on the Promissory Note, Loan Application, or Loan Credit Agreement, in order to identify if the Promissory Note, Loan Application, or Loan Credit Agreement corresponded to the Selected Student Loan, we were instructed by the Company to compare the requested Loan Amount plus any origination fee indicated on the Promissory Note, Loan Application, or Loan Credit Agreement, or the Total Loan Amount indicated on the Truth in Lending Disclosure or the NRI Origination Disclosure, or the Refinance Total indicated on the Application Summary, to the Original Principal Balance of the Selected Student Loan set forth in the Data File. In the event the Promissory Note was not present, the Company instructed us to observe the Signature(s) on the Loan Application or the Loan Credit Agreement. In the event the Loan Amount on the Promissory Note, Loan Application, or Loan Credit Agreement was lower than the Original Principal Balance, the Company instructed us to observe if the difference was attributable to the Insurance Premium amount in the “INS PREM” field on the Loan Disbursement Data Screen (#113 Screen). If the difference was attributable to the Insurance Premium amount, such difference was not considered an exception. The Promissory Note, Loan Application, or Loan Credit Agreement was available for all Selected Student Loans.

2.
For purposes of comparing Current Principal Balance, we were instructed by the Company to compare the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen. In the event the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)
To the “ACCOUNT BALANCE” field on the #CSS Screen, add any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen) or applicable Capitalized Interest (shown as “CAP INT” on the #ED2 Screen) or applicable Late Fee (shown as “LATE FEE” on the #CSS Screen); and,

b)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate on #CSS Screen multiplied by the number of days from the start of the “CYCLE DATE” on the #EDH Screen to the day before the date of the first PAYMENT on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” field on the #CSS Screen) from the first PAYMENT made.

We compared the Recomputed Current Principal Balance to the “BAL_CURR” field in the Data File.

3.	For purposes of comparing Loan Status, we were instructed by the Company to compare Loan Status as follows:

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “RPMT,” “F***,” “SSFP,” “SSP*,” or “FORP” the Loan Status was “In‑Repayment”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SSF*,” the Loan Status was “Forbearance”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “D***,” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was not “F0025” or “FX025,” the Loan Status was “In‑Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen was other than “DMIP” or “F***,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was either “F0025” or “FX025,” “SOIOP” or blank, the Loan Status was  “In‑Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SCHL,” or “GRCE,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was not “D000*,” the Loan Status was “In‑Repayment”;

•
To the status contained in the “CURR LOAN STATUS” field on the #EDH Screen. In the event the Loan Status did not agree, the Company instructed us to identify a notation of status change on the #CIS Screen or “ORIG STMT STATUS” field on the #ED2 Screen.

4.
For purposes of comparing the Current Status End Date, we were instructed by the Company to compare the “CUR_STATUS_END_DT” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” field on the #EDH Screen, or the “ORIG: GRAD/SEP DT” field on the #ED2 Screen plus one month, or to the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen. In the event the Selected Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen to identify if any change was made to the Current Status End Date after the Cutoff Date or if any change was made to the “MIN PAY DUE” field corresponding to the ”CYCLE DATE” prior to the Cutoff Date on the #EDH Screen.

5.	For purposes of comparing Remaining Term, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:

a)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated as “GRCE,” “RPMT,” “SSP*,” “SSF*,” “SCHL,” all “F” repayment types, all “D” repayment types in the “MISC FIELD 2” field on #BS3 Screen (except for “DSCH”/“F0025,” “DSCH”/“SOIOP,” “DSCH”/“PPIOP,” “SCHL”/ repayment type not “D****” or “GRCE”/ repayment type not “D****”), we were instructed by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the “MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen, and divide the result by the average number of days in a month (i.e., 30.4375).  The Company instructed us to consider repayment type “P0000” to be the same as “D0000” and repayment type “PPIOP” to be the same as “SOIOP.” If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen, we were instructed by the Company to subtract one month from the calculation;

b)
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen should agree.  In certain instances where the days did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c)
For 21 Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH,” “SCHL,” or “GRCE,” and the “MISC FIELD 2” field on the #BS3 Screen was either “F0025,” “SOIOP,” or “PPIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference between the Cutoff Date and the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, divided by the average number of days in a month (i.e., 30.4375), and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen, divided by the average number of days in a month (i.e., 30.4375);

d)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen was “D0000,” we were instructed by the Company to compare the Remaining Term to the “#9” field on the #NM CC Screen.

We compared the Recomputed Remaining Term to the “REM_TERM” field in the Data File.

6.	For purpose of comparing Repayment Schedule Type, we were instructed by the Company to compare Repayment Schedule Type as follows:

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “D0000,” “F0025,” “FX025,” “SOIOP,” “PPIOP,” “D000E,” “P0000,” “PPIOE,” “FX02E,” or blank and the “CYCLE DATE” was before the Cutoff Date, the Repayment Schedule Type was “V”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “F0025” or “FX025” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “W”;

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either blank, “PPIOP” or “SOIOP” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “Z”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D0000” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DMIP,” GRPM,” “F***” (excluding “FORP”) or “SSF*,” the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was either “F0025” or “FX025,” the Repayment Schedule Type was “E”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP” or blank, the Repayment Schedule Type was “D”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SS**,” the Repayment Schedue Type was the last character in the “CURR LOAN STATUS” field on the #EDH Screen;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated a Repayment Type which had an “E” in the fifth character, the Repayment Schedule Type was “V.”

•	If none of the criteria above applied, we were instructed by the Company to identify the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen and:

i.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBSS**,” the Repayment Schedule Type was the last character of the “METHOD OVERRIDE ID”;

ii.
If (1) the “METHOD OVERRIDE ID” on the #NPO Screen began with either “DFDMIP” or “DFGRPM,” or “FB*,” but was not “FBFORP,” (2) the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L,” or (3) the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L, the Repayment Schedule Type was “N”;

iii.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “E”;

iv.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated no Repayment Type, the Repayment Schedule Type was “D”;

v.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT0010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

vi.
If the “METHOD OVERRIDE ID” on the #NPO Screen was blank and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, “CTIOP,” “CTIOL,” “LGIOP,” “LGIOL,” “PPIOP,” “PPIOL,” “SOIOP,” or “SOIOL,” the Repayment Schedule Type was “Z.”

•	If none of the criteria above regarding the “METHOD OVERRIDE ID” applied, we were instructed by the Company as follows:

i.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*” “P0000” or “P000L,” the Repayment Schedule Type was “N”;

ii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

iii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, the Repayment Schedule Type was “Z.”

•	If none of the criteria above applied, we were instructed by the Company that the Repayment Schedule Type was “V.”

7.
For purposes of comparing School Type 1 and School Type 2, we were informed by the Company that if the “SCHOOL_CODE” in the Data File was “000000,” there was no single school code associated with the Selected Student Loan. In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2.  We found that the “SCHOOL_CODE” was “000000” for four (4) Selected Student Loans. These were not considered exceptions.

8.
For purposes of comparing School Type 2, in the event the last two numbers of the “SCHOOL_CODE” in the Data File were not “00,” we were instructed by the Company to enter the last two numbers of the school code into the “SCHOOL BRANCH” field on the School Profile Screen (#728 Screen) to retrieve the “SCHL TYPE” field.  We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

9.
For purposes of comparing Recent FICO, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen was either after the Cutoff Date or within six (6) months prior to the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO than the one listed in the “REC_FICO” field in the Data File, and instructed not to consider such differences to be exceptions.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 67,020 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files and instructions provided by the Company, without verification or evaluation of such information, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
June 5, 2019

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2019D001	39	2019D039	77	2019D077	115	2019D115	153	2019D153
2	2019D002	40	2019D040	78	2019D078	116	2019D116	154	2019D154
3	2019D003	41	2019D041	79	2019D079	117	2019D117	155	2019D155
4	2019D004	42	2019D042	80	2019D080	118	2019D118	156	2019D156
5	2019D005	43	2019D043	81	2019D081	119	2019D119	157	2019D157
6	2019D006	44	2019D044	82	2019D082	120	2019D120	158	2019D158
7	2019D007	45	2019D045	83	2019D083	121	2019D121	159	2019D159
8	2019D008	46	2019D046	84	2019D084	122	2019D122	160	2019D160
9	2019D009	47	2019D047	85	2019D085	123	2019D123	161	2019D161
10	2019D010	48	2019D048	86	2019D086	124	2019D124	162	2019D162
11	2019D011	49	2019D049	87	2019D087	125	2019D125	163	2019D163
12	2019D012	50	2019D050	88	2019D088	126	2019D126	164	2019D164
13	2019D013	51	2019D051	89	2019D089	127	2019D127	165	2019D165
14	2019D014	52	2019D052	90	2019D090	128	2019D128	166	2019D166
15	2019D015	53	2019D053	91	2019D091	129	2019D129	167	2019D167
16	2019D016	54	2019D054	92	2019D092	130	2019D130	168	2019D168
17	2019D017	55	2019D055	93	2019D093	131	2019D131	169	2019D169
18	2019D018	56	2019D056	94	2019D094	132	2019D132	170	2019D170
19	2019D019	57	2019D057	95	2019D095	133	2019D133	171	2019D171
20	2019D020	58	2019D058	96	2019D096	134	2019D134	172	2019D172
21	2019D021	59	2019D059	97	2019D097	135	2019D135	173	2019D173
22	2019D022	60	2019D060	98	2019D098	136	2019D136	174	2019D174
23	2019D023	61	2019D061	99	2019D099	137	2019D137	175	2019D175
24	2019D024	62	2019D062	100	2019D100	138	2019D138	176	2019D176
25	2019D025	63	2019D063	101	2019D101	139	2019D139	177	2019D177
26	2019D026	64	2019D064	102	2019D102	140	2019D140	178	2019D178
27	2019D027	65	2019D065	103	2019D103	141	2019D141	179	2019D179
28	2019D028	66	2019D066	104	2019D104	142	2019D142	180	2019D180
29	2019D029	67	2019D067	105	2019D105	143	2019D143	181	2019D181
30	2019D030	68	2019D068	106	2019D106	144	2019D144	182	2019D182
31	2019D031	69	2019D069	107	2019D107	145	2019D145	183	2019D183
32	2019D032	70	2019D070	108	2019D108	146	2019D146	184	2019D184
33	2019D033	71	2019D071	109	2019D109	147	2019D147	185	2019D185
34	2019D034	72	2019D072	110	2019D110	148	2019D148	186	2019D186
35	2019D035	73	2019D073	111	2019D111	149	2019D149	187	2019D187
36	2019D036	74	2019D074	112	2019D112	150	2019D150	188	2019D188
37	2019D037	75	2019D075	113	2019D113	151	2019D151	189	2019D189
38	2019D038	76	2019D076	114	2019D114	152	2019D152	190	2019D190

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2019D191	229	2019D229	267	2019D267	305	2019D305	343	2019D343
192	2019D192	230	2019D230	268	2019D268	306	2019D306	344	2019D344
193	2019D193	231	2019D231	269	2019D269	307	2019D307	345	2019D345
194	2019D194	232	2019D232	270	2019D270	308	2019D308	346	2019D346
195	2019D195	233	2019D233	271	2019D271	309	2019D309	347	2019D347
196	2019D196	234	2019D234	272	2019D272	310	2019D310	348	2019D348
197	2019D197	235	2019D235	273	2019D273	311	2019D311	349	2019D349
198	2019D198	236	2019D236	274	2019D274	312	2019D312	350	2019D350
199	2019D199	237	2019D237	275	2019D275	313	2019D313	351	2019D351
200	2019D200	238	2019D238	276	2019D276	314	2019D314	352	2019D352
201	2019D201	239	2019D239	277	2019D277	315	2019D315	353	2019D353
202	2019D202	240	2019D240	278	2019D278	316	2019D316	354	2019D354
203	2019D203	241	2019D241	279	2019D279	317	2019D317	355	2019D355
204	2019D204	242	2019D242	280	2019D280	318	2019D318	356	2019D356
205	2019D205	243	2019D243	281	2019D281	319	2019D319	357	2019D357
206	2019D206	244	2019D244	282	2019D282	320	2019D320	358	2019D358
207	2019D207	245	2019D245	283	2019D283	321	2019D321	359	2019D359
208	2019D208	246	2019D246	284	2019D284	322	2019D322	360	2019D360
209	2019D209	247	2019D247	285	2019D285	323	2019D323	361	2019D361
210	2019D210	248	2019D248	286	2019D286	324	2019D324
211	2019D211	249	2019D249	287	2019D287	325	2019D325
212	2019D212	250	2019D250	288	2019D288	326	2019D326
213	2019D213	251	2019D251	289	2019D289	327	2019D327
214	2019D214	252	2019D252	290	2019D290	328	2019D328
215	2019D215	253	2019D253	291	2019D291	329	2019D329
216	2019D216	254	2019D254	292	2019D292	330	2019D330
217	2019D217	255	2019D255	293	2019D293	331	2019D331
218	2019D218	256	2019D256	294	2019D294	332	2019D332
219	2019D219	257	2019D257	295	2019D295	333	2019D333
220	2019D220	258	2019D258	296	2019D296	334	2019D334
221	2019D221	259	2019D259	297	2019D297	335	2019D335
222	2019D222	260	2019D260	298	2019D298	336	2019D336
223	2019D223	261	2019D261	299	2019D299	337	2019D337
224	2019D224	262	2019D262	300	2019D300	338	2019D338
225	2019D225	263	2019D263	301	2019D301	339	2019D339
226	2019D226	264	2019D264	302	2019D302	340	2019D340
227	2019D227	265	2019D265	303	2019D303	341	2019D341
228	2019D228	266	2019D266	304	2019D304	342	2019D342

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.